Investor Presentation October 30, 2024 EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “confident,” “could,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia- Ukraine war, general economic conditions, including impact of continued inflation and central bank policy actions, and other factors described in our Annual Report on Form 10- K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us. Accordingly, no assurances can be given that the actual events and results will not be materially different from the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Non-GAAP Reconciliations

This presentation references "Adjusted Net Income (Loss)," "Adjusted EBITDA," "Free Cash Flow" and "Free Cash Flow adjusted for Acquisition Consideration," which are not financial measures presented in accordance with GAAP. We define Adjusted Net Income (Loss) as net income (loss) plus impairment expense, less income tax benefit. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit), and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other unusual or nonrecurring (income) expenses such as costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (v) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow adjusted for Acquisition Consideration as Free Cash Flow excluding net cash paid as consideration for business acquisitions.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted Net Income (Loss), Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted Net Income (Loss), Adjusted EBITDA, Free Cash Flow or Free Cash Flow adjusted for Acquisition Consideration in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted Net Income (Loss), Adjusted EBITDA, Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

	Three Months Ended	
(in thousands)	September 30, 2024	June 30, 2024
Net (loss) income	($137,067)	($3,660)
Depreciation and amortization	54,299	57,522
Impairment expense [1]	188,601	--
Interest expense	1,939	1,965
Income tax (benefit) expense	(41,365)	3,565
Loss on disposal of assets	2,149	3,277
Stock-based compensation	4,615	4,618
Other income, net	(3,599)	(2,403)
Other general and administrative expenses, net	346	1,113
Retention bonus and severance expense	1,212	65
Adjusted EBITDA	$71,130	$66,062

(1) Represents the noncash impairment expense of our conventional Tier II diesel-only hydraulic fracturing pumping units and associated conventional assets.

	Three Months Ended	
(in thousands)	September 30, 2024	June 30, 2024
Net (Loss) income	($137,067)	($3,660)
Impairment expense [1]	188,601	–
Income tax benefit	(38,230)	–
Adjusted Net Income (Loss)	$13,304	($3,660)

	Three Months Ended		Nine Months Ended	
(in thousands)	September 30, 2024	June 30, 2024	September 30, 2024	September 30, 2023
Net Cash provided by Operating Activities	$34,669	$104,941	$214,432	$305,071
Net Cash used in Investing Activities	(39,680)	(57,076)	(130,603)	(312,771)
Free Cash Flow (FCF)	(5,011)	47,865	83,829	(7,700)
Acquisition Consideration	--	21,038	21,038	–
Free Cash Flow adjusted for Acquisition Consideration	($5,011)	$68,903	$104,867	($7,700)

PROPETRO®

© 2024 ProPetro Holding Corp. All Rights Reserved.

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© 2024 ProPetro Holding Corp. All Rights Reserved. 4© 2024 ProPetro Holding Corp. All Rights Reserved. 4 (1) Exclusive of operating and finance leases. Increasing free cash flows from reduced capex and targeted M&A Over $1 billion invested with a refreshed asset base, new technology, and diversified service offering Discounted valuation multiple relative to peers with no net debt (1) Pure play exposure in the world’s leading basin for hydrocarbon production Superior field performance for blue-chip E&P customers FORCE® electric hydraulic fracturing fleets with four fleets under contract ProPetro’s Investment Thesis EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 5 CCC Company Snapshot Premium oilfield services leader in the Permian Basin providing complementary completions services in Hydraulic Fracturing, Cementing, and Wireline to leading upstream oil and gas producers 5 NYSE PUMP 3Q24 Revenue $361 million Year-to-Date Free Cash Flow adjusted for Acquisition Consideration (1) $105 million 3Q24 Adjusted EBITDA (1) $71 million Headquartered in Midland, Texas (1) Free Cash Flow adjusted for Acquisition Consideration and Adjusted EBITDA are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 66 Premium Completions Services 2024e REVENUE MIX BY SERVICE LINE Hydraulic Fracturing Cementing Wireline NOTE: “e” indicates management estimate. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 7 Recent Highlights & Our Strategy 7  Repurchased and retired 1.3 million shares during the quarter and 12.6 million shares or 11% of shares outstanding since May 2023  Increased sequential financial performance in Revenues and Adjusted EBITDA reflecting the resilience of our business strategy  Capital expenditure guidance decreased for a 2nd time this year to a range of $150 million to $175 million  Year-to-date FCF and FCF adjusted for Acquisition Consideration is $84 million and $105 million, respectively  Three FORCE® electric frac fleets now on contract and operating with a 4th and 5th to be deployed year-end 2024 and early 2025, respectively  Investments made in 2021-2023 are driving significant returns in 2024  Strong liquidity with no net debt (1) and no debt maturities until 2028 (1) Exclusive of operating and finance leases. Fleet transition Opportunistic strategic transactions Optimize and industrialize Strong financial foundation Innovative technologies Generate more durable earnings and increase free cash flow EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 8 (in millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW(2) TOTAL LIQUIDITY(4) 3Q24 $361 ($137) ($1.32) $71 $35 ($5) $127 2Q24 $357 ($4) ($0.03) $66 $105 $48 $145 +1% -$133 -$1.29 +8% -$70 -$53 -$18 Adjusted Net Income was $13 million(2) and excludes noncash impairment expense.(5) 3Q24 noncash impairment expense contributed $1.81 pre-tax impact.(6) 3Q24 impacted by investment in working capital. Adjusted EBITDA less incurred capex of $37 million was $34 million in 3Q24. ~$107 million worth of shares repurchased since May ’23 (12.6 million shares retired or 11% of shares outstanding). A Strategy Yielding Results Our third quarter results are signaling continued reliability of financial performance in our business. While short- term working capital headwinds impacted free cash flow, Adjusted EBITDA less our incurred capital expenditures remained strong. Additionally, revenues and Adjusted EBITDA were favorably impacted by improved utilization and good cost management despite some significant unfavorable weather delays during the quarter. Financial Highlights: Resilient Performance (1) Earnings per share metrics are calculated using a fully diluted share count of 106 million and 104 million for 2Q24 and 3Q24, respectively. (2) Adjusted Net Income, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $12 million and $13 million for 2Q24 and 3Q24, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. (5) Represents the noncash impairment expense of our conventional Tier II diesel-only hydraulic fracturing pumps and associated conventional assets. (6) Calculated as $189 million impairment expense divided by 104 million fully diluted shares. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 9 $(50) $- $50 $100 $150 $200 Full Year 2022 Full Year 2023 Year-to-Date September 30, 2024 (in m ill io ns ) Free Cash Flow Free Cash Flow adjusted for Acquisition Consideration Free Cash Flow and Recent Acquisitions Completed NOTE: Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration are non-GAAP financial measures; see the reconciliation to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration on the “Non- GAAP Reconciliation” slide. A Paradigm Shift in Free Cash Flow Performance Share Repurchases $56 AquaPropSM acquisition $21 Completed acquisitions during these years EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 10 • Tier IV DGB dual-fuel fleets that use natural gas • FORCE® electric-powered frac fleets with four fleets now under contract • Lower capital intensity with higher operating efficiency • Customers are willing to pay a premium for fuel savings and lower emissions Our New Next-Generation Fleet Transformation – Dual-Fuel and FORCE® Electric • One of the youngest and most desirable fleets in the industry with Tier IV DGB dual-fuel and electric technology • Using natural gas can result in annualized savings of $10 million to $20+ million due to the diesel/natural gas cost differences • Our fleets represent the residual natural gas takeaway capacity for our customers • Customer adoption of electrification is accelerating TRANSFORMATION OF OUR FLEET DUAL-FUEL AND ELECTRIC FLEETS 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024e 2025e Frac Fleet Configuration Tier II Diesel Tier IV Dual-Fuel --- Electric > 3 Years < 3 Years Fleet Age (2H24e) 10 NOTE: “e” indicates management estimate. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 11  Consuming natural gas vs. diesel to reduce costs and lower emissions for customers  Fleets utilizing Compressed Natural Gas (CNG) are delivering 60-70% natural gas substitution rates  Seven Tier IV DGB Dual-Fuel fleets Tier IV DGB Dual-Fuel Fleet Performance 0% 20% 40% 60% 80% 2022 2023 2024 YTD Tier IV DGB Natural Gas Substitution Rates(1) (1) Represents the substitution rate of gallons of diesel displaced in the ProPetro fleet. Calculated as (natural gas consumption * 7.8) / (diesel displaced + diesel consumed). EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 12  Three FORCE® fleets operating with a fourth and fifth to be deployed by year-end 2024 and early 2025, respectively  High equipment reliability, proven performance, and lower capital intensity  Power source agnostic – powered by natural gas generators or electric grid power  Lower emissions, quiet operations, and smaller operational footprint  Significant fuel savings and ~100% diesel displacement  Contracts supporting deployments of each fleet FORCE® Electric-powered Hydraulic Fracturing Fleet Update EXHIBIT 99.2

EXHIBIT 99.2

Recent Acquisitions and Strategic Rationale

SILVERTIP COMPLETION SERVICES

Wireline business acquired in 2022

PAR FIVE ENERGY SERVICES LLC

Cementing business acquired in 2023

AQUA PROP

Wet Sand Solutions business acquired in 2024

- **Highly complementary completions service offerings**
- **Substantial free cash flow generation with ~80%+ EBITDA-to-Cash Flow Conversion Rate(1)**
- **Reduces future capital spending burden**
- **Complementary cultures, operating philosophy, and geographic focus**
- **Horizontal integration and service diversification**

(1) Management forecast. Such data is illustrative and should not be relied upon as an indication of future financial performance or the operating results.

PROPETRO® © 2024 ProPetro Holding Corp. All Rights Reserved.

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© 2024 ProPetro Holding Corp. All Rights Reserved. 14 Our Integrated Completions Service Offering Lower capital intensity and improved efficiencies with today’s industrial solutions “We have successfully grown our market share in the Permian Basin with our premium completions services including our next generation frac services, Silvertip wireline units, and AquaProp wet sand solutions. These assets and integrated services differentiate us and have helped us maintain stable frac activity and increasing free cash flows through this cycle.” – Sam Sledge, CEO EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 1515 Capital Returns: Conviction in Our Strategy 15 $200 MILLION SHARE REPURCHASE PROGRAM Repurchases $107 Remaining $93 $- $50 $100 $150 $200 (in millions) • Increased plan by $100 million on April 24, 2024, and extended plan to May 2025 (1) • Repurchase highlights: - Retired 12.6 million shares or 11% of shares outstanding since inception through September 30, 2024 - Repurchased and retired 100% of the number of shares issued in the Silvertip acquisition at a discount with continued strong FCF generation (1) Share repurchases will be dependent on working capital requirements, liquidity, market conditions, share price, and other factors. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 16 0.0 x 2.0 x 4.0 x 6.0 x 8.0 x 10.0 x 12.0 x 14.0 x ENTERPRISE VALUE TO 2024E EBITDA Oilfield Services Valuation: Return Metrics Compared ProPetro as well as our direct peers in the pressure pumping space continue to be valued at a discount relative to other oilfield service companies. Source: Bloomberg as of close on October 28, 2024. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 17 0% 100% 200% 2014 2016 2018 2020 2022 2024 In di ce s P ric e N or m al iz ed OIH Index IXI Index Transforming to an Industrialized Model: Valuation Indices Comparison  Improved capital discipline and industry consolidation  Increasing deployment of industrial technologies and processes and emerging contracting environment  Greater / improved focus on cash flow generation (FCFPS)  Capacity constrained / attrition  Low-growth / sustainable operating model × Excess and undisciplined capital availability and resulting overbuild × History of capital destruction under obsolete EBITDA growth model × Bias against hydrocarbons × Amplitude of industry cycles × Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks NOTE: OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. FCFPS is defined as free cash flow per share. OFS is a reference to Oil Field Services. Bloomberg as of October 28, 2024. OIL SERVICES INDEX (OIH) VS. INDUSTRIAL SECTOR INDEX (IXI) An industrialized model deserves a valuation rerate. EXHIBIT 99.2

EXHIBIT 99.2

Permian Basin: The Land of Reliable Energy

LEADS THE WORLD IN OIL AND NATURAL GAS PRODUCTION

- The Permian is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas, as well as its high level of activity and production efficiency.
- We are strategically located in and levered to the Permian Basin with ~98% of our revenue coming from this region, providing a more sustainable and resilient demand for our services.

U.S. CRUDE OIL PRODUCTION FORECAST (MB/D)


Permian
Williston
Eagle Ford
DJ
GoM
Others
Alaska
0
1
2
3
4
5
6
7
8
19
20
21
22
23
24
25

Source: Energy Aspects, May 2024.


PERMIAN BASIN
Midland, Texas
Corporate Headquarters and primary operating facilities
~86,000
square miles

NOTE: Additional service centers are located in New Mexico and Utah.

PROPETRO®
© 2024 ProPetro Holding Corp. All Rights Reserved.
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© 2024 ProPetro Holding Corp. All Rights Reserved. 19 Customer focused; Team driven Dedicated and efficient customer base harnessing the potential of the resource-rich Permian Basin Transitioning to a young, efficient, more capital-light fleet powered by natural gas and electricity Relied upon by premier customers with proven results year- after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Diversified customer base including the largest Permian operators Who We Are and Where We Are Going EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 20© 2024 ProPetro Holding Corp. All Rights Reserved. 20 Proven Success in the Most Challenging Environment: Unrivaled Premium Completions Services COMPLETION-RELATED SERVICES Consistent with ProPetro’s Hydraulic Fracturing, Cementing, and Wireline services HYDRAULIC FRACTURING ProPetro’s premier service line delivering industry-leading performance SPECIAL APPLICATIONS Customized treatments and complex jobs for customers that put their trust in ProPetro for reliable completions services Source: EnergyPoint Research Inc. https://www.propetroservices.com/our-services EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 21 Commitment to Our People, Our Community, and Our Environment 21 PROENERGY, PROPEOPLE “We believe our work providing affordable oil and gas is fundamental to energy security and societal well-being – we are ProEnergy, we are ProPeople.” EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 22 Capital Allocation Framework: Strategy Meets Opportunity OPTIMIZE OPERATIONS Enhancing operational efficiency by focusing resources on the most relevant technologies, tools, and best practices FLEET TRANSITION With an industrializing sector, transitioning our fleet to natural gas-burning and electric offerings, which command higher demand and relative pricing DISCIPLINED GROWTH Prudently assessing value-enhancing investment opportunities to make ProPetro stronger — including opportunities to enhance scale, expand margins, and accelerate free cash flow Designed to improve free cash flow and value-distribution… …while maintaining a strong balance sheet. EXHIBIT 99.2

EXHIBIT 99.2

Our Leadership: Committed to Shareholder Value Creation

Company Management



SAM SLEDGE
Chief Executive Officer & Director



ADAM MUÑOZ
President and Chief Operating Officer



DAVID SCHORLEMER
Chief Financial Officer



SHELBY FIETZ
Chief Commercial Officer



CELINA DAVILA
Chief Accounting Officer



JODY MITCHELL
General Counsel

Board of Directors



PHILLIP A. GOBE
Chairman of the Board



ANTHONY BEST
Lead Independent Director, Audit Committee Chair



MICHELE VION
Independent Director, Compensation Committee Chair



JACK B. MOORE
Independent Director, Nominating & Corporate Governance Committee Chair



G. LARRY LAWRENCE
Independent Director



SPENCER D. ARMOUR III
Independent Director



MARY RICCIARDELLO
Independent Director



MARK BERG
Independent Director



ALEX VOLKOV
Independent Director

© 2024 ProPetro Holding Corp. All Rights Reserved.

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© 2024 ProPetro Holding Corp. All Rights Reserved. 24 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS 303 W Wall St., Suite 102 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2